                        AMERICAN DENTAL PARTNERS, INC.

                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                  -------------------------------------------

         1.       Purpose of the Plan.
                  -------------------

         This stock option plan (the "Plan") is intended to encourage ownership of the stock of American Dental Partners, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

         2.       Stock Subject to the Plan.
                  -------------------------

                  (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.01 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed One Hundred Forty-Five Thousand Five Hundred Forty One (145,541) shares, subject to adjustment as provided in Section 12 hereof.

                  (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

                  (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors or Committee.

         3. Administration of the Plan.
            --------------------------

         The Plan shall be administered by the Company's board of directors (the "Board"). The Board shall have the power and authority to: (a) approve eligible persons as recipients of options; (b) approve the grant of options; (c) approve the terms and conditions, not inconsistent with the terms hereof, of any option, including without limitation time and performance restrictions, and approve the form of Agreement (as defined in Section 6, below); (d) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (e) interpret the terms and provisions of the Plan and any option granted and any agreements relating thereto; and (f) take any other actions the Board considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Board pursuant to the provisions hereof, including without limitation decisions with respect to eligible persons to be granted options and the number of options, shall be made in the Board's sole discretion and shall be final and binding on all persons.

         The Board may, in its discretion at any time or from time to time, appoint a committee (the "Committee") of not less than one director to administer the Plan, in which event the Committee shall have such of the powers and duties of the Board under the Plan as the Board shall delegate to the Committee. The member or members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company.

         Notwithstanding the foregoing to the contrary, beginning at such time as the Company has completed an initial public offering (an "IPO") for its common stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), including registration of the Shares under
Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), any option granted to a person who, because of his relationship with the Company, is subject to the reporting requirements of Section 16(a) of the 1934 Act, shall not be effective unless (a) the grant of such option is approved by either the Board or a committee consisting solely of two or more "Non-Employee Directors" (as defined in Rule 16b- 3(b)(3) promulgated under the 1934 Act), (b) the grant of such option is approved or ratified by the stockholders of the Company, in compliance with Section 14 of the 1934 Act, not later than the date of the annual meeting of the Company's stockholders next following the date of such grant, or (c) such option, by its terms, provides that shares of Common Stock received upon exercise of the option may not be disposed of before at least six months have elapsed from the date the option was granted.

         4.       Type of Options.
                  ---------------

         Options granted pursuant to the Plan shall be authorized by action of the Board of Directors and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board of Directors. The Plan shall be administered by the Board of Directors in such manner as to permit options to qualify as incentive stock options under the Code.

         5.       Eligibility.
                  -----------

         Options designated as incentive stock options shall be granted only to key employees (including officers and directors who are also employees) of the Company and its subsidiaries. Options designated as non-qualified options may be granted to officers, key employees and, consultants and advisors of the Company or of any of its subsidiaries. "Subsidiary" or "subsidiaries" shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

         Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted an option pursuant to the Plan.

         The Board shall, from time to time, at its sole discretion, select from such eligible persons those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of an individual or person to be granted an option, as well as in determining the number of shares to be granted to any individual or person, the Board of Directors in its sole discretion shall take into account the position and responsibilities of the individual or person being considered, the nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of
Section 7 hereof shall apply.


         6.       Option Agreement.
                  ----------------

         Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board of Directors, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Board of Directors. More than one option may be granted to an individual.

         7.       Option Price.
                  ------------

         The exercise price per share of Common Stock issuable upon exercise of an option shall be determined by the Board at the time of grant and set forth in the applicable Agreement; provided that such exercise price shall not be less than the fair market value per share on the date the option is granted. For purposes of the Plan, the fair market value of the Common Stock shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day,
(iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Common Stock is listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Common Stock shall be the value determined by the Board, in its sole discretion.

         8.       Manner of Payment; Manner of Exercise.
                  -------------------------------------

                  (a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Board of Directors, by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) cancellation of shares otherwise issuable upon exercise of an option, or (iv) any combination of (i), (ii) and (iii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board of Directors.

                  (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after seven (7) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a shareholder of the Company as to the Shares acquired upon such exercise.

         9.       Exercise of Options.
                  -------------------

         Each option granted under the Plan shall, subject to Section 10(b) and
Section 13 hereof, be exercisable at such time or times and during such period as determined by the Board of Directors which shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

         To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock or such lesser number of shares as are then issuable upon exercise of an option.

         Notwithstanding the foregoing, the Board of Directors may in its discretion (i) specifically provide for another time or times of exercise or
(ii) accelerate the exercisability of
any option subject to such terms and conditions as the Board of Directors deems necessary and appropriate.

         10.      Term of Options; Exercisability.
                  -------------------------------

                  (a)      Term.
                           ----

                           (1) Each option shall expire not more than ten (10)
                  years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                           (2) Except as otherwise provided in this Section 10,
                  an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate, in the case of both non-qualified and incentive stock options, ninety (90) days after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                           (3) If an optionee's employment terminates because
                  the optionee has become permanently disabled (within the meaning of (S)22(e)(3) of the Code), or because of the death of the optionee, then such option shall terminate one year after the date such optionee ceases to be an employee of the Company or one of its subsidiaries or on the date on which the option expires by its terms, whichever occurs first.

                           (4) Notwithstanding subparagraph (2) above, the Board
                  shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

                  (b)      Exercisability.
                           --------------

                           An option granted to an employee optionee who ceases
                  to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

         11.      Options Not Transferable.
                  ------------------------

         The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution or (solely with respect to non-qualified stock options) pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, except as provided above with respect to non-qualified stock options, trustee process or similar process, whether legal or equitable, upon such option. Notwithstanding the foregoing to the contrary, the Board may, in its sole discretion and in the manner established by the Board, provide for the irrevocable transfer, without payment of consideration, of any non-qualified stock option by an optionee to such optionee's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the option shall be exercisable only by the transferee or such transferee's legal representative.

         12.      Recapitalizations, Reorganizations and the Like.
                  -----------------------------------------------

                  (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

                  (b) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

                  (c) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         13.      Change in Control.
                  -----------------

                  (a) Accelerated Vesting and Company Purchase Option.
                      -----------------------------------------------
         Notwithstanding any provision of this Plan or any Agreement to the contrary (unless such Agreement contains a provision referring specifically to this Section 13 and stating that this Section 13 shall not be applicable to the Option evidenced by such Agreement), if a Change in Control or a Potential Change in Control (each as defined below) occurs, then:

                           (i) At the Company's option, any and all options
                  theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no option which has previously been exercised or otherwise terminated shall become exercisable; and

                           (ii) The Company may, at its option, terminate any or
                  all unexercised options and portions thereof not more than 30 days after such Change in Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each option so terminated, pay to the optionee (or such optionee's transferee, if applicable) theretofore holding such option cash in an amount equal to the difference between the fair market value (as defined in Section 7, above) of the shares of Common Stock subject to the option at the time the Company exercises its option under this
                  Section 13(a)(ii) and the exercise price of the option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Board may, in its sole discretion, terminate such option without any payment.

                  (b) Definition of Change in Control. For purposes of the Plan,
                      -------------------------------
         a "Change in Control" means the happening of any of the following:

                           (i) When any "person" as defined in (S)3(a)(9) of the
                  1934 Act and as used in (S)(S)13(d) and 14(d) thereof, including a "group" as defined in (S)13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who is a stockholder of the Company on the effective date of the Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                           (ii) When, during any period of 24 consecutive months
                  during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 13(b)(ii); or

                           (iii) The occurrence of a transaction requiring
                  stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, by merger, or otherwise.

                  Provided that neither an initial nor any secondary public offering of common stock of the Company pursuant to a registration statement under the 1933 Act nor any issuance of securities of the Company or any subsidiary of the Company in connection with an acquisition of a dental practice or other business entity by the Company or any subsidiary of the Company shall constitute a Change in Control; and provided further that a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board had approved such change prior to either (A) the commencement of any of the events described in Sections 13(b)(i), (ii), (iii), or 13(c)(i) of this Plan, or (B) the commencement by any person other than the Company of a tender offer for shares of Common Stock.

                  (c) Definition of Potential Change in Control. For purposes of
                      -----------------------------------------
         the Plan, a "Potential Change in Control" means the happening of any one of the following:

                           (i) The approval by the stockholders of the Company
                  of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 13(b), above; or

                           (ii) The acquisition of beneficial ownership of the
                  Company, directly or indirectly, by any entity, person, or group (other than the Company, a subsidiary of the Company, any Company employee benefit plan (including any trustee of such plan acting as such trustee), an Existing Stockholder, or an affiliate of an Existing Stockholder) representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

         14.      No Special Employment Rights.
                  ----------------------------

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

         15.      Withholding.
                  -----------

         The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements. On or after the date of the first registration of an equity security of the Company under Section 12 of the 1934 Act, if an optionee is an officer of the Company within the meaning of
Section 16 of the 1934 Act, he may elect to pay such withholding tax obligations in accordance with rules prescribed by the Board by having the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall equal the fair market value of the shares on the day the option is exercised as determined by the Board.

         16.      Restrictions on Issue of Shares.
                  -------------------------------

                  (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                           (i) The shares with respect to which such option has
                  been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                           (ii) Counsel for the Company shall have given an
                  opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

                  (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     17. Purchase for Investment; Rights of Holder on Subsequent Registration.
         --------------------------------------------------------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         18.      Loans.
                  -----

         The Company may make loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.

         19.      Modification of Outstanding Options.
                  -----------------------------------

         The Board of Directors may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

         20.      Approval of Stockholders.
                  ------------------------

         The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Board of Directors may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

         21.      Termination and Amendment.
                  -------------------------

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 21, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. The Board of Directors may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in
Section 12, without the consent of the optionee, the Board of Directors shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

         22. Compliance with Rule 16b-3.
             --------------------------

         It is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

         23.      Reservation of Stock.
                  --------------------

         The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

         24.      Limitation of Rights in the Option Shares.
                  -----------------------------------------

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

         25.      Notices.
                  -------

          Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

         26.      Effective Date.
                  --------------

         The Plan is effective October 27, 1997.

         27.      Term of Plan.
                  ------------

         No option shall be granted pursuant to the Plan on or after January 11, 2006 (the tenth anniversary of the effective date of the 1996 Stock Option
Plan), but options granted prior to such date may extend beyond that date.

         28.      Savings Clause.
                  --------------

         In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan is intended to comply in all respects with applicable law and regulation, including (S)422 of the Code and, with respect to persons subject to (S)16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan shall be held to violate or be unenforceable in any respect under (S)422 or Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under (S)422 or Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan to be in compliance with (S)422 and Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of this Plan to optionees who are Reporting Persons or covered employees as defined under (S)162(m) of the Code without so restricting, limiting, or conditioning this Plan with respect to other optionees.


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